EXHIBIT 99.1

                             RURAL/METRO CORPORATION
                    PROFORMA STATEMENT OF INCOME (UNAUDITED)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2004
                  (in thousands, other than per-share amounts)


                                                              Rural/Metro        Discontinued                            Pro Forma
                                                              Corporation         Operations        Adjustments (1)      Combined
                                                             ---------------    ---------------     --------------    --------------

Net revenue                                                  $      273,680     $       (5,883)     $          -      $     267,797
                                                             ---------------    ---------------     --------------    --------------


Operating expenses
    Payroll and employee benefits                                   146,149             (4,237)                 -           141,912
    Provision for doubtful accounts                                  42,054                  -                  -            42,054
    Depreciation and amortization                                     5,677               (112)                 -             5,565
    Other operating expenses                                         57,083               (732)                 -            56,351
                                                             ---------------    ---------------    ---------------   ---------------
        Total operating expenses                                    250,963             (5,081)                 -           245,882
                                                             ---------------    ---------------    ---------------   ---------------
Operating income                                                     22,717               (802)                 -            21,915
Interest expense                                                    (14,834)                 -                  -           (14,834)
Interest income                                                         179                  -                  -               179
                                                             ---------------    ---------------    ---------------   ---------------
Income from continuing operations before income taxes
   and minority interest                                              8,062               (802)                 -             7,260
Income tax provision                                                   (523)                -                   -              (523)
Minority interest                                                        28                 -                   -                28
                                                             ---------------    ---------------    ---------------   ---------------
Income from continuing operations                            $        7,567     $         (802)    $            -    $        6,765
                                                             ===============    ===============    ===============   ===============


Income per share from continuing operations:
   Basic                                                     $         0.34                                          $         0.31
                                                             ===============                                         ===============
   Diluted                                                   $         0.32                                          $         0.29
                                                             ===============                                         ===============


Average number of shares outstanding:
   Basic                                                             22,100                                                  22,100
                                                             ===============                                         ===============
   Diluted                                                           23,351                                                  23,351
                                                             ===============                                         ===============

(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.

                             RURAL/METRO CORPORATION
                    PROFORMA STATEMENT OF INCOME (UNAUDITED)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2003
                  (in thousands, other than per-share amounts)

                                                            Rural/Metro         Discontinued                            Pro Forma
                                                            Corporation          Operations      Adjustments (1)        Combined
                                                       --------------------   ----------------  -----------------  -----------------

Net revenue                                            $           259,559    $        (5,861)  $              -   $        253,698
                                                       --------------------   ----------------  -----------------  -----------------
Operating expenses
    Payroll and employee benefits                                  137,731             (4,225)                 -            133,506
    Provision for doubtful accounts                                 41,450                  -                  -             41,450
    Depreciation and amortization                                    5,603               (125)                 -              5,478
    Other operating expenses                                        56,238               (740)                 -             55,498
                                                       --------------------   ----------------  -----------------  -----------------
        Total operating expenses                                   241,022             (5,090)                 -            235,932
                                                       --------------------   ----------------  -----------------  -----------------
Operating income                                                    18,537               (771)                 -             17,766
Interest expense                                                   (15,208)                 -                  -            (15,208)
Interest income                                                         51                  -                  -                 51
                                                       --------------------   ----------------  -----------------  -----------------
Income from continuing operations before income taxes
   and minority interest                                             3,380               (771)                 -              2,609
Income tax provision                                                  (189)                 -                  -               (189)
Minority interest                                                     (463)                 -                  -               (463)
                                                       --------------------   ----------------  -----------------  -----------------
Income from continuing operations                      $             2,728    $          (771)  $              -   $          1,957
                                                       ====================   ================  =================  =================

Loss per share from continuing operations:
   Basic                                               $             (0.01)                                        $          (0.06)
                                                       ====================                                        =================
   Diluted                                             $             (0.01)                                        $          (0.06)
                                                       ====================                                        =================

Average number of shares outstanding:
   Basic                                                            16,460                                                   16,460
                                                       ====================                                        =================
   Diluted                                                          16,460                                                   16,460
                                                       ====================                                        =================


(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.

                             RURAL/METRO CORPORATION
                    PROFORMA STATEMENT OF INCOME (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2004
                  (in thousands, other than per-share amounts)

                                                             Rural/Metro        Discontinued                          Pro Forma
                                                             Corporation         Operations     Adjustments (1)       Combined
                                                          ------------------   --------------   --------------    ------------------

Net revenue                                               $         526,603    $     (11,685)   $           -     $         514,918
                                                          ------------------   --------------   --------------    ------------------
Operating expenses
    Payroll and employee benefits                                   277,549           (8,434)               -               269,115
    Provision for doubtful accounts                                  87,268                -                -                87,268
    Depreciation and amortization                                    11,404             (247)               -                11,157
    Other operating expenses                                        114,855           (1,478)               -               113,377
                                                          ------------------   --------------   --------------    ------------------
        Total operating expenses                                    491,076          (10,159)               -               480,917
                                                          ------------------   --------------   --------------    ------------------
Operating income                                                     35,527           (1,526)               -                34,001
Interest expense                                                    (29,243)               -                -               (29,243)
Interest income                                                          97                -                -                    97
                                                          ------------------   --------------   --------------    ------------------
Income from continuing operations before income taxes
   and minority interest                                              6,381           (1,526)               -                 4,855
Income tax provision                                                   (300)               -                -                  (300)
Minority interest                                                       475                -                -                   475
                                                          ------------------   --------------   --------------    ------------------
Income from continuing operations                         $           6,556    $      (1,526)   $           -     $           5,030
                                                          ==================   ==============   ==============    ==================

Income per share from continuing operations:
   Basic                                                  $            0.54                                       $            0.46
                                                          ==================                                      ==================
   Diluted                                                $            0.30                                       $            0.23
                                                          ==================                                      ==================

Average number of shares outstanding:
   Basic                                                             16,645                                                  16,645
                                                          ==================                                      ==================
   Diluted                                                           21,817                                                  21,817
                                                          ==================                                      ==================

(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.

                             RURAL/METRO CORPORATION
                  PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2003
                  (in thousands, other than per-share amounts)


                                                         Rural/Metro          Discontinued                             Pro Forma
                                                         Corporation           Operations       Adjustments (1)        Combined
                                                      ------------------    -----------------   ---------------    ----------------

Net revenue                                           $         484,639     $        (12,523)   $            -     $       472,116
                                                      ------------------    -----------------   ---------------    ----------------
Operating expenses
    Payroll and employee benefits                               266,713               (8,848)                -             257,865
    Provision for doubtful accounts                              77,184                    -                 -              77,184
    Depreciation and amortization                                12,587                 (768)                -              11,819
    Other operating expenses                                    107,574               (1,992)                -             105,582
    Restructing and other                                        (1,421)                   -                 -              (1,421)
                                                      ------------------    -----------------   ---------------    ----------------
        Total operating expenses                                462,637              (11,608)                -             451,029
                                                      ------------------    -----------------   ---------------    ----------------
Operating income                                                 22,002                 (915)                -              21,087
Interest expense                                                (28,012)                   -                 -             (28,012)
Interest income                                                     197                    -                 -                 197
                                                      ------------------    -----------------   ---------------    ----------------
Loss from continuing operations before income taxes
   and minority interest                                         (5,813)                (915)                -              (6,728)
Income tax provision                                               (118)                   -                 -                (118)
Minority interest                                                (1,507)                   -                 -              (1,507)
                                                      ------------------    -----------------   ---------------    ----------------
Loss from continuing operations                       $          (7,438)    $           (915)   $            -     $        (8,353)
                                                      ==================    =================   ===============    ================

Loss per share from continuing operations:
   Basic                                              $           (0.69)                                           $         (0.74)
                                                      ==================                                           ================
   Diluted                                            $           (0.69)                                           $         (0.74)
                                                      ==================                                           ================

Average number of shares outstanding:
   Basic                                                         16,116                                                     16,116
                                                      ==================                                           ================
   Diluted                                                       16,116                                                     16,116
                                                      ==================                                           ================


(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.

                             RURAL/METRO CORPORATION
                  PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 2002
                  (in thousands, other than per-share amounts)

                                                         Rural/Metro     Discontinued                          Pro Forma
                                                         Corporation      Operations       Adjustments (1)      Combined
                                                      ----------------  ---------------   ---------------    --------------

Net revenue                                           $       453,151   $      (11,619)   $            -     $     441,532
                                                      ----------------  ---------------   ---------------    --------------
Operating expenses
    Payroll and employee benefits                             250,724           (8,154)                -           242,570
    Provision for doubtful accounts                            70,689                -                 -            70,689
    Depreciation and amortization                              14,443             (884)                -            13,559
    Other operating expenses                                   96,581           (1,949)                -            94,632
    Restructing and other                                        (626)               -                 -              (626)
                                                      ----------------  ---------------   ---------------    --------------
        Total operating expenses                              431,811          (10,987)                -           420,824
                                                      ----------------  ---------------   ---------------    --------------
Operating income                                               21,340             (632)                -            20,708
Interest expense                                              (25,462)               -                 -           (25,462)
Interest income                                                   644                -                 -               644
                                                      ----------------  ---------------   ---------------    --------------
Loss from continuing operations before income taxes
   and minority interest                                       (3,478)            (632)                -            (4,110)
Income tax benefit                                              2,531                -                 -             2,531
Minority interest                                                (750)               -                 -              (750)
                                                      ----------------  ---------------   ---------------    --------------
Loss from continuing operations                       $        (1,697)  $         (632)   $            -     $      (2,329)
                                                      ================  ===============   ===============    ==============

Loss per share from continuing operations:
   Basic                                              $         (0.11)                                       $       (0.15)
                                                      ================                                       ==============
   Diluted                                            $         (0.11)                                       $       (0.15)
                                                      ================                                       ==============

Average number of shares outstanding:
   Basic                                                       15,190                                               15,190
                                                      ================                                       ==============
   Diluted                                                     15,190                                               15,190
                                                      ================                                       ==============


(1) The proforma statement of income gives effect to the contract termination in one medical transportation and related services area as if the termination of the contract occurred on July 1, 2001. The results of the one medical transportation and related services area have been removed from the pro forma statement of income.